Exhibit No. 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Health Systems Solutions, Inc. and Carekeeper Solutions, Inc. give effect to the acquisition of all the issued and outstanding capital stock of Carekeeper Software, Inc. by Health Systems Solutions, Inc. Accordingly, Health Systems Solutions, Inc. is treated as the acquirer for accounting purposes accounted for under the purchase method of accounting prescribed by Financial Accounting Standards No. 141, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Health Systems Solutions, Inc. would actually have been if the merger had in fact occurred on January 1, 2006 or January 1, 2005, nor do they purport to project the results of operations or financial position of Health Systems Solutions, Inc. for any future period or as of any date. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values and useful lives of assets acquired and liabilities assumed are based on preliminary valuation and are subject to final valuation adjustments.

The pro forma combined historical statement of operations gives effect to the acquisition of Carekeeper Software, Inc. as if it had occurred as of January 1, 2005, combining historical results of Health Systems Solutions, Inc. for the year ended December 31, 2005 with the historical results of the same period for Carekeeper Software, Inc. A similar pro forma combined historical statement of operations gives effect to the acquisition of Carekeeper Software, Inc. as if it had occurred as of January 1, 2006, combining historical results for Health Systems Solutions, Inc. for the four month period ended April 30, 2006 with the results of Carekeeper Software, Inc. for the four month period ended April 30, 2006.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Health Systems Solutions, Inc. and Carekeeper Software, Inc.

The consolidated financial statements of Health Systems Solutions, Inc. for the year ended December 31, 2005, are derived from audited consolidated financial statements and are included in the Form 10-KSB as filed by Health Systems Solutions, Inc. on March 31, 2006, with the Securities and Exchange Commission. The consolidated financial statements of Health Systems Solutions, Inc. for the four months ended April 30, 2006, are derived from unaudited consolidated financial statements.

You should read the financial information in this section along with Health Systems Solutions, Inc.'s historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED BALANCE SHEET
APRIL 30, 2006
(Unaudited)

	Health Systems	Carekeeper	Pro-Forma	Pro-Forma
	Solutions, Inc.	Software, Inc.	Adjustments	Combined
ASSETS

Current assets:
Cash	$541,537	$51,398	$(75,000)	$517,935
Accounts receivable	965,805	375,458	-	1,341,263
Notes receivable	175,000	-	-	175,000
Prepaids and other current assets	62,469	24,811	-	87,280

Total current assets	1,744,811	451,667	(75,000)	2,121,478

Property and equipment, net of accumulated depreciation	207,548	31,188	-	238,736

Software development costs, net of accumulated amortization	1,484,029	847,724	1,183,594	3,515,347

Receivable due from stockholder	-	71,177	-	71,177

Security deposits	23,484	-	-	23,484

Total assets	$3,459,872	$1,401,756	$1,108,594	$5,970,222

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of capital lease obligation	$15,845	$2,938	$-	$18,783
Accounts payable	191,215	250,818	-	442,033
Accrued expenses	164,531	23,512	-	188,043
Customer deposits	-	122,596	-	122,596
Deferred revenue	496,103	505,804	-	1,001,907
Current portion of long-term debt	-	52,000	-	52,000
Note payable - bank	-	229,000	-	229,000
Due to Health Systems Solutions, Inc.	-	175,000	-	175,000
Loans from stockholders	-	256,708	-	256,708
Loan payable - factor	-	557	-	557
Reserve for customer refunds	-	600,000	-	600,000

Total current liabilities	867,694	2,218,933	-	3,086,627

Capital lease obligation, net of current portion	2,880	-	-	2,880

Long-term debt, net of current portion	-	291,417	-	291,417

Total liabilities	870,574	2,510,350	-	3,380,924

Stockholders' equity (deficit)
Preferred Stock; 15,000,000 shares authorized;
Series C $2.00 Convertible; 4,625,000 authorized,
1,525,000 shares issued and outstanding	3,050,000	-	-	3,050,000
Common Stock; $.001 par value; 150,000,000 shares authorized;
5,715,907 shares issued and outstanding	5,716	924,750	(924,750)	5,716
Stock subscriptions receivable	-	(632,583)	632,583	-
Additional paid-in capital	12,789,334	-	-	12,789,334
Accumulated deficit	(13,255,752)	(1,400,761)	1,400,761	(13,255,752)

Total stockholders' equity (deficit)	2,589,298	(1,108,594)	1,108,594	2,589,298

Total liabilities and stockholders' equity	$3,459,872	$1,401,756	$1,108,594	$5,970,222

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	Four Months Ended April 30, 2006
	Health Systems	Carekeeper	Pro-Forma	Pro-Forma
	Solutions, Inc.	Software, Inc.	Adjustments	Combined

Net sales	$1,694,896	$710,935	$-	$2,405,831
Cost of sales	796,323	357,550	-	1,153,873

Gross profit	898,573	353,385	-	1,251,958

Operating expenses
Selling and marketing	332,243	261,417	-	593,660
Research and development	269,187	158,964	-	428,151
General and administrative	385,481	275,840	-	661,321
Depreciation and amortization	44,850	7,062	131,500	183,412
Interest	872	32,503	-	33,375

Total operating expenses	1,032,633	735,786	131,500	1,899,919

Net income / (loss)	(134,060)	(382,401)	(131,500)	(647,961)

Deemed preferred stock dividend	109,418	-	-	109,418

Net income / (loss) applicable to common shareholders	$(243,478)	$(382,401)	$(131,500)	$(757,379)

Basic and diluted net loss per share	$(0.04)		$-	$(0.13)

Basic and diluted weighted average shares outstanding	5,636,739		-	5,636,739

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	For The Year Ended December 31, 2005
	Health Systems	Carekeeper	Pro-Forma	Pro-Forma
	Solutions, Inc.	Software, Inc.	Adjustments	Combined

Net sales	$4,212,819	$3,134,615	$-	$7,347,434
Cost of sales	1,941,735	731,650	-	2,673,385

Gross profit	2,271,084	2,402,965	-	4,674,049

Operating expenses
Selling and marketing	660,037	772,331	-	1,432,368
Research and development	629,473	523,976	-	1,153,449
General and administrative	1,221,470	1,377,310	-	2,598,780
Depreciation and amortization	167,713	63,857	394,531	626,101
Interest	81,986	48,898	-	130,884

Total operating expenses	2,760,679	2,786,372	394,531	5,941,582

Net operating loss	(489,595)	(383,407)	(394,531)	(1,267,533)

Deemed preferred stock dividend	237,789	-	-	237,789

Net loss applicable to common stockholders	$(727,384)	$(383,407)	$(394,531)	$(1,505,322)

Basic and diluted net loss per share	$(0.13)		$-	$(0.28)

Basic and diluted weighted average shares outstanding	5,449,138		-	5,449,138

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

(Unaudited)

On May 15, 2006, Health Systems Solutions, Inc. (“HSS”) executed and consummated a Stock Purchase Agreement (the “Purchase Agreement”) with all of the shareholders of Carekeeper Software, Inc. (“Carekeeper”). Under the Purchase Agreement, Carekeeper Solutions, Inc., HSS’ wholly owned subsidiary, acquired all of the issued and outstanding capital stock of Carekeeper. In consideration for the stock of Carekeeper: (a) HSS will make available to Carekeeper an operating line of credit in an amount up to $1,500,000 to be made available at such times and in such amounts as HSS shall pre-approve and will be used solely to pay Carekeeper’s accounts payable, certain amounts due to former shareholders of Carekeeper up to $143,000 and to pay operating expenses pursuant to an annual budget pre-approved by HSS; (b) future earnout payments based on a percentage of Carekeeper’s operating revenue in 2006, 2007 and 2008; and (c) a contingent payment in the amount of up to 400,000 shares of HSS’ common stock based on Carekeeper achieving certain milestones with respect to its operating revenues during 2006, 2007 and 2008. HSS incurred acquisition costs approximating $75,000 for legal and accounting services.

The cost to acquire Carekeeper has been allocated to the net assets and liabilities acquired according to estimated fair values as follows:

Acquisition costs	$75,000
Total assets	(1,401,756)
Total liabilities	2,510,350
Identifiable intangible assets	$1,183,594

Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments - Balance Sheet - April 30, 2006

	DR	CR
Software Development Costs	$1,183,594
Common Stock	$924,750
Cash		$75,000
Stock Subscriptions Receivable		$632,583
Retained Earnings		$1,400,761

To record the acquisition of all of the issued and outstanding capital stock of Carekeeper by HSS’ wholly owned subsidiary, Carekeeper Solutions, Inc. The acquisition was accounted for under the purchase method of accounting. Under the Stock Purchase Agreement, Carekeeper Solutions, Inc. acquired all of the issued and outstanding capital stock of Carekeeper in consideration for HSS providing an operating line of credit up to $1,500,000, and future earnout payments and a contingent payment of up to 400,000 shares of HSS’ common stock. HSS incurred acquisition costs approximating $75,000 for legal and accounting services.

Pro Forma adjustments - Statements of Operations - April 30, 2006

Amortization expense	$131,500

To amortize intangible assets with a life of 3 years, for four months.

Pro Forma adjustments - Statements of Operations - December 31, 2005

Amortization expense	$394,531

To amortize intangible assets with a life of 3 years, for one year.